UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   December 9, 2003

Capital One Funding, LLC
as Depositor on behalf of

Capital One Master Trust

(Exact name of registrant as specified in its charter)

Virginia	0–25762	54–1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.	Other Events

The November 2003 monthly Certificateholder’s Statements to investors were distributed December 9, 2003.

Item 7 (c).	Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

	20.1	November Performance Summary
	20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.4	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.5	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.6	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.7	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.8	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.9	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.10	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.11	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.12	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.13	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.14	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.15	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.16	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.17	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.18	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.19	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.20	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of November 2003
	20.21	Trust Excess Spread Analysis

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Depositor

	By:	/s/ Steve Cunningham
	Name:	Steve Cunningham
	Title:	Assistant Vice President

Date: December 9, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor
CAPITAL ONE MASTER TRUST
CAPITAL ONE BANK
(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits

20.1	November Performance Summary	7

20.2	Series 1996-3 Class A and Class B Certificate-holder’s Statements for the month of November 2003	9

20.3	Series 1998-1 Class A and Class B Certificate-holder’s Statements for the month of November 2003	11

20.4	Series 1999-1 Class A and Class B Certificate-holder’s Statements for the month of November 2003	13

20.5	Series 1999-3 Class A and Class B Certificate-holder’s Statements for the month of November 2003	15

20.6	Series 2000-2 Class A and Class B Certificate-holder’s Statements for the month of November 2003	17

20.7	Series 2000-3 Class A and Class B Certificate-holder’s Statements for the month of November 2003	19

20.8	Series 2000-4 Class A and Class B Certificate-holder’s Statements for the month of November 2003	21

20.9	Series 2001-1 Class A and Class B Certificate-holder’s Statements for the month of November 2003	23

20.10	Series 2001-2 Class A and Class B Certificate-holder’s Statements for the month of November 2003	25

20.11	Series 2001-3 Class A and Class B Certificate-holder’s Statements for the month of November 2003	27

20.12	Series 2001-4 Class A and Class B Certificate-holder’s Statements for the month of November 2003	29

20.13	Series 2001-5 Class A and Class B Certificate-holder’s Statements for the month of November 2003	31

20.14	Series 2001-6 Class A and Class B Certificate-holder’s Statements for the month of November 2003	33

20.15	Series 2001-7 Class A and Class B Certificate-holder’s Statements for the month of November 2003	35

20.16	Series 2001-8 Class A and Class B Certificate-holder’s Statements for the month of November 2003	37

20.17	Series 2002-1 Class A and Class B Certificate-holder’s Statements for the month of November 2003	39

20.18	Series 2002-2 Class A and Class B Certificate-holder’s Statements for the month of November 2003	41

20.19	Series 2002-3 Class A and Class B Certificate-holder’s Statements for the month of November 2003	43

20.20	Series 2002-4 Class A and Class B Certificate-holder’s Statements for the month of November 2003	45

20.21	Trust Excess Spread Analysis	47